Goodwill	12 Months Ended
Dec. 31, 2023
Goodwill
Goodwill

Note 4 – Goodwill

The Company acquired Nora Pharma on October 20, 2022. Allocation of the purchase price per ASC 805-20-25-1 yielded a goodwill amount of $18,326,719. The Company’s used a discounted cash flow model which requires estimating future cash flows expected to be generated from the acquired entity, discounted to their present value using a risk-adjusted discount rate and terminal values.

Assessing the recoverability of goodwill requires the Company to make estimates and assumptions about sales, operating margins, growth rates and discount rates based on its budgets, business plans, economic projections, anticipated future cash flows and marketplace data. Management determined that there are inherent uncertainties related to these factors as well as significant risks to cash flows due to ongoing geopolitical and geo-economics conflicts, making the discounted cash flow model unreliable.

The following table presents the changes in the carrying amount of goodwill of the Company as of December 31, 2022 and 2023. The provisions of ASC 350-20-50-1 require the disclosure of cumulative impairment. As a result of the acquisition, a new basis in goodwill was recorded in accordance with ASC 805-10. All impairments shown in the table below have been recorded subsequent to the acquisition. The Company had no goodwill on its balance sheet prior to the acquisition:

Balance as of December 31, 2021	$–
Acquisition of Nora Pharma (October 20, 2022)	18,326,719
Impairment	(18,326,719)
Balance as of December 31, 2022	–
Additions in 2023	–
Balance as of December 31, 2023	$–